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                                                                   EXHIBIT 99.1


                        AGREEMENT FOR PURCHASE OF SHARES





         THIS AGREEMENT is made and entered into this 6th day of October, 1995, by and between DDL ELECTRONICS, INC., a Delaware corporation (herein called "Buyer") and George Brimhall, Lynn Stratford, Stratford Freedom Trust, Stratford Investments, Thomas F. Clark, Leland Buttle, Bayview Construction, Stuart Siegel and Gregory L. Horton (herein collectively called "Sellers"):

         THIS AGREEMENT is made and entered into with reference to the following:

                                    RECITALS

         WHEREAS, Sellers collectively own all of the issued and outstanding shares of capital stock of SMTEK, INC., a California corporation, hereinafter referred to as "SMTEK"; and

         WHEREAS, Buyer wishes to acquire one-hundred (100%) percent of the issued and outstanding shares of the capital stock of SMTEK, together with all of the voting rights pertaining thereto, and Sellers desire to sell same to Buyer, subject to the terms and conditions hereinafter set forth; and

         WHEREAS, Buyer and Sellers have agreed upon an enterprise value for SMTEK of $8.0 million for the purchase of shares for cash,

         NOW, THEREFORE, the parties hereto agree as follows:



                                   ARTICLE I

                    AGREEMENT FOR PURCHASE AND SALE OF STOCK

         1.01 PURCHASE AND SALE OF CAPITAL STOCK OF SMTEK. Sellers agree to deliver, or cause to be delivered on the First Closing Date, as herein specified, to the Escrow Agent and subject to the terms and conditions hereinafter presented, the shares set forth and described in Schedule I, which is incorporated herein and an integral part of this Agreement, comprising one-hundred percent (100%) of the issued and outstanding capital stock of SMTEK. Upon fulfillment of the conditions to the Second Closing, also as herein specified and subject to the terms and conditions hereinafter presented, the Escrow Agent shall deliver the shares comprising one-hundred percent (100%) of the issued and outstanding stock of SMTEK to Buyer, and the purchase and sale of the capital stock of SMTEK shall have been fully consummated.





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Agreement for Purchase of Shares                                        Page 1.
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         1.02 CONSIDERATION TO SELLERS OTHER THAN HORTON. Upon the terms and subject to the conditions of this Agreement, at the Second Closing (as hereinafter defined) the Buyer shall pay to the Sellers, not including Horton, whose stock shall be subject to a separate agreement, in immediately available funds in United States currency an amount equal to Six Million, Seven Hundred Ninety-Eight Thousand, and Seven Hundred and Thirty-Eight U.S. Dollars ($6,798,738). The consideration shall be paid to each Seller at the Second Closing in accordance with the allocations set forth in Schedule I. Payment of the consideration to the Sellers other than Horton shall not be deferred, delayed or postponed, or any other manner adversely affected, by the inability of Buyer and Seller to reach an agreement as to the terms and conditions of the transfer of the Horton shares in SMTEK.

         1.03 CONSIDERATION TO HORTON. The consideration to be paid to Horton for his Stock shall be One-Million (1,000,000) unregistered shares of DDL Electronics, Inc. Common Stock, to be delivered in accordance with, and subject to, the terms of a separate agreement which shall be completed not later than the Closing Date. Agreement between Horton and the Buyer as to the delivery of the consideration for the purchase of his stock shall not be a condition subsequent to Horton's agreement and obligation to sell such stock to the Buyers pursuant to this Agreement; in the event that Horton and Buyer are unable to agree on the terms of such delivery, both parties consent to the binding resolution of the matter through arbitration. The Sellers, individually and collectively, consent and agree to this separate agreement between the Buyer and Horton concerning the purchase of his shares of SMTEK stock, and neither the terms nor the status of this separate agreement shall provide a ground for the challenge of this Agreement or a defense to the specific enforcement thereof.


                                   ARTICLE II

                            FIRST CLOSING AND ESCROW

         2.01 REMOVAL OF CONTINGENCIES. Within twenty (20) days of execution of this Agreement, Buyer must either terminate this Agreement or provide written notification to the Sellers that all contingencies to the purchase of shares contemplated herein have been removed, other than those specified in Article VI hereto and, further, that Buyer is satisfied with its due diligence investigation of SMTEK as of that date and is unaware of any fact or circumstance constituting a breach of any representation or warrant by Sellers which would prevent the closing. Failure of Buyer to provide the written notification of the removal of all contingencies required by this Section 2.01 shall result automatically, and without further action by the parties, in the termination of this Agreement.

         2.02 TIME AND PLACE OF FIRST CLOSING. Upon the terms and subject to the conditions contained in this Agreement, the First Closing of the transactions contemplated by this Agreement (the "First Closing") will take place at the offices of Strome, Susskind Securities L.P. at 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California, at 10:00 a.m. (local time),





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Agreement for Purchase of Shares                                        Page 2.
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not more than two (2) business days following the date of notification of the removal of contingencies, or on the first business day following the date on which all of the conditions set forth in Article VI to each party's obligations hereunder have been satisfied or waived; or at such other place or time or both as the parties mutually may agree in writing. The date on which the First Closing actually occurs is hereinafter referred to as the "First Closing Date."

         2.03 DELIVERIES BY THE SELLERS. At the First Closing, the Sellers will deliver the following to the Escrow Agent:

         (a) Stock certificates representing the Shares accompanied by stock powers duly executed in blank or duly executed instruments of transfer and any other documents necessary to transfer to the Buyer at the Second Closing Date good title to the Shares, free and clear of any voting trust or any other restrictions upon the exercise by the Buyer of all rights, powers and incidents of unrestricted ownership.

         (b) The opinion, certificates and other documents contemplated by
Article VI, together with duplicate originals to the Buyer.

         (c) The resignations, signed but undated, of those members of the Board of Directors and those officers of SMTEK who will not continue after the Second Closing Date to be directors or officers of SMTEK.

         2.03 DELIVERIES BY THE BUYER. At the First Closing, the Buyer will deliver the following to the Escrow Agent:

         (a) One Million U.S. Dollars ($1,000,000) in immediately available funds.

         (b) The opinion, certificates and other documents contemplated by
Article V, together with duplicate originals to the Sellers..

         2.04 DUTY OF ESCROW AGENT. Upon receipt of the items specified, the Escrow Agent shall hold the items in escrow in accordance with the terms and conditions set forth in the Escrow Agency Agreement. Under no circumstances shall the Escrow Agent release any of the items delivered into its care at the First Closing until all conditions to the Second Closing shall have been satisfied, or until one of the parties shall have failed to fulfill the conditions to the Second Closing and the Escrow has made the required findings and issued the required certificate prescribed in Section 3.05.



                                  ARTICLE III

                    SECOND CLOSING AND DUTY OF ESCROW AGENT





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Agreement for Purchase of Shares                                        Page 3.
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       3.01 TIME AND PLACE OF SECOND CLOSING. Upon the terms and subject to the conditions contained in this Agreement, the Second Closing of the transactions contemplated by this Agreement (the "Second Closing") will take place at the offices of Strome, Susskind Securities L.P. at 100 Wilshire Boulevard,
Fifteenth Floor, Santa Monica, California, at 10:00 a.m. (local time) not more than forty-five (45) days following the First Closing Date, unless the forty-fifth day falls upon a weekend or holiday, in which case the Second Closing shall take place on the first business day following the expiration of the forty-five (45) days, or at such other place or time or both as the parties mutually may agree in writing. The date on which the Second Closing actually occurs is hereinafter referred to as the "Second Closing Date."

       3.02 DELIVERIES BY THE SELLERS. At the Second Closing, the Sellers will deliver the following to the Escrow Agent:

       (a) The stock books and minute books of SMTEK.

       (b) Written certification addressed to Buyer that the opinion, certificates and other documents contemplated by Article VI, are accurate and correct as of the Second Closing Date.

       3.03 DELIVERIES BY THE BUYER. At the Second Closing, the Buyer will deliver the following to the Escrow Agent:

       (a) The balance of the Purchase Price in immediately available funds.

       3.04 DUTY OF ESCROW AGENT WHEN ALL CONDITIONS TO THE SECOND CLOSING ARE SATISFIED. Upon receipt of the items specified in Sections 3.02 and 3.03, the Escrow Agent shall declare the conditions to Closing to have been satisfied and deliver the shares and certificates representing the shares to Buyer together with the other items specified in Sections 2.02 and 3.02 above, and the purchase price to the Sellers in accordance with the amounts due to each respective Seller.

       3.05 DUTY OF ESCROW AGENT WHEN ALL CONDITIONS TO THE SECOND CLOSING ARE NOT SATISFIED. In the event that either party fails to meet the conditions specified in Section 3.02 or Section 3.03, respectively, Escrow Agent shall provide written certification that one of the parties was ready, willing and able to perform but that the other party was not. In such event, the Escrow Agent shall take one of the following actions:

       3.05.1 IF SELLERS FAIL TO PERFORM -- If Buyer is ready, willing and able to perform all of the conditions of the Second Closing, and Sellers fail to deliver to the Escrow Agent the records required in Sections 6.06.1 and 6.06.2, Escrow Agent shall release and deliver the escrowed stock and stock certificates to the Sellers only, and in no other circumstances, upon delivery by Sellers to Buyer of Five Million U.S. Dollars ($5,000,000) in unrestricted and immediately available funds, in accordance with Buyer's instructions; or





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Agreement for Purchase of Shares                                        Page 4.
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       3.05.2 IF BUYER FAILS TO PERFORM -- If Sellers are ready, willing and able to perform all of the conditions of the Second Closing, and Buyer fails to deliver to the Escrow Agent the balance of the purchase price for the shares, the Escrow Agent shall release and deliver the escrowed stock and stock certificates to the Sellers, together with the One Million U.S. Dollars ($1,000,000) received into escrow at the First Closing.



                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF SELLERS

       Subject to the limitations set forth in Section 4.l5(a) and Section 4.l5(b), Sellers represent and warrant to Buyer as follows:

       4.01 CORPORATE STATUS. SMTEK is a duly organized corporation and in good standing under the laws of the State of California and has qualified to transact business in all other states requiring qualification therein. SMTEK has corporate power to own all of its properties and assets and to carry on its business as it is now being conducted. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, violate any provision of any charter, by-law, mortgage, lien, lease, agreement, covenant, instrument, order, judgment or decree to which SMTEK is a party or by which SMTEK is bound; and will not violate any other restriction of any kind or character to which SMTEK is subject, including restrictions upon the assignment of contracts; nor cause the acceleration of the payment of any obligation. The corporate minute book of SMTEK is complete, including therein the Articles of Incorporation and By-Laws with any amendment thereto, and the meetings of directors referred to therein were duly called and held, and the minutes thereof represent all minutes of "directors" meetings heretofore held, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

       4.02 FINANCIAL STATEMENTS. Sellers have heretofore delivered to Buyer the audited financial statements covering the business and the operations for SMTEK dated March 31, 1995, and said financial statements fairly represent the financial position of SMTEK as of the date thereof and the results of operations for the period covered by said statements. Sellers will deliver unaudited financial statements for the period ended August 31, 1995, together with a certificate from management as to the accuracy thereof. In the event that SMTEK's auditors, or any other certified public accounting firm, conduct a review of the unaudited financial statements for the period beginning April 1, 1995 and ending August 31, 1995, the financial statements prepared as a result of such review shall be the ones considered to have been delivered to Buyer pursuant to this section and shall carry the certificate of management.

       4.03 TITLE TO PROPERTIES. SMTEK has good and marketable title to its properties and assets (including, without limitation, the assets reflected in the above described balance sheet, except as subsequently sold or otherwise disposed of in the ordinary course of business), free and





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Agreement for Purchase of Shares                                        Page 5.
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clear of all claims, rights, restrictions, conditions, covenants, easements, liens and encumbrances except the lien of property taxes not yet due and equipment which is leased and described in Schedule III attached hereto and made a part of this Agreement.

       4.03.1 MATERIALS SUPPLIED AND OWNED BY CUSTOMERS. SMTEK expressly excludes from its property and assets and makes no such representations with respect to any production materials or inventory which may be located on SMTEK premises but which is owned and supplied by customers.

       4.04 TAXES AND TAX RETURNS.

       (a) SMTEK has timely filed or caused to be timely filed all federal, state and local tax returns for income taxes, sales taxes, withholding and all payroll taxes, property taxes, and all other taxes of every kind whatsoever required by law to have been filed, and all such tax returns are complete and accurate. For the purpose of the preceding sentence, a return shall be deemed to be timely filed if it is filed after the date due but within any period allowed in an extension granted by the taxing authority.

       (b) SMTEK has paid or caused to be paid all taxes which have become due, whether pursuant to said returns or pursuant to any assessments or otherwise, and there is no further liability (whether or not disclosed on such returns or assessments) for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth in the financial statements referred to in Section 3.02 above.

       (c) The amounts set up as provisions for taxes on the financial statements as of March 31, 1995, and the unaudited financial statements as of August 31, 1995, are sufficient for the payment of all unpaid federal, state, county and local taxes of SMTEK accrued for or applicable to the period ended on such date, and for all years and periods prior thereto and for which SMTEK may be liable in its own right or as transferee of the assets of, or as successor to, any other corporation, association, partnership, joint venture or other entity.

       4.05 CAPITALIZATION AND RIGHTS TO STOCK. Aside from the capital stock of SMTEK which is issued and outstanding in the names of Sellers as described herein, there are outstanding no options, warrants or other rights to acquire any unissued shares of the stock of SMTEK.

       4.06 LITIGATION. There are no actions, suits or proceedings pending against SMTEK either in court or before any administrative board, agency or commission including, without limitation, environmental matters, actions by employees, or product liability claims. Sellers have no notice or knowledge that any such action, suit or proceeding is threatened.

       4.08 EQUIPMENT. All equipment used by SMTEK is in good repair and operating condition and conforms to all applicable ordinances and regulations.





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Agreement for Purchase of Shares                                        Page 6.
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       4.09 MATERIAL CONTRACTS. The full, true and complete schedule of all leases and material contracts is attached hereto marked Schedule III and by this reference made a part hereof. For the purpose of this section, a material contract is defined to be any contract involving a commitment in excess of $10,000 but excluding, however, insurance policies and group insurance policies of which SMTEK is a party. With respect to insurance policies and group insurance policies to which SMTEK is a party, as well as all material contracts together with all amendments and statements thereto, upon the request of Buyer, Sellers will make such policies and contracts available to Buyer or its duly authorized representative prior to closing date as hereinafter specified. There are no material defaults, nor are there any obligations of SMTEK to be performed under said material contracts other than those set forth in the written agreements.

       4.10 INDEBTEDNESS AND CONTINGENT LIABILITIES. SMTEK does not have any liabilities except as reflected on its financial statements heretofore delivered to Buyer and except as incurred in the ordinary course of business since the date of said financial statements or disclosed otherwise herein. All liabilities of SMTEK as of the date hereof or incurred hereafter can be prepaid in full, without penalty, by SMTEK at any time. SMTEK is not directly or indirectly liable upon or with respect to (by discount, repurchase agreement, or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume any debt or obligation of any corporation, association, partnership, joint venture or other entity, except endorsements made in the ordinary course of business in connection with the deposit of items for collection.

       4.11 INDEBTEDNESS OF SMTEK TO CERTAIN PERSONS. SMTEK is not and on the Closing Date will not be indebted to any of its shareholders, or to any officers or directors of SMTEK or to their respective spouses and/or children in any amount whatsoever other than for payment of salaries and compensation for services rendered, other than those obligations set forth in Schedule II which is attached hereto and made a part of this Agreement.

       4.12 OWNERSHIP OF STOCK. Each of the Sellers is the lawful owner and holder of the number of shares of the capital stock of SMTEK set forth in
Schedule I and has valid and marketable title thereto, free and clear of any claims, liens, restrictions or encumbrances of or by others, including any claims which might arise under community property laws, and each of said Sellers has the absolute and unrestricted right, power, authority and capacity to sell, assign and transfer his shares as herein provided, without prior consent of any other party.

       4.13 VOTING TRUSTS. Any voting trust or other arrangement which may have existed with respect to the power to vote the shares of capital stock of SMTEK, or any other restriction upon the power of the owner and holder of the shares, has been terminated or revoked and the shares shall be conveyed to the Buyer free of any restriction or limitation.

       4.14 PENSION AND PROFIT-SHARING PLAN. There is not presently in existence to which SMTEK is a party any profit sharing, pension or bonus plans for any of SMTEK's officers, directors or employees.





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Agreement for Purchase of Shares                                        Page 7.
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       4.15 INDEMNIFICATION.

       (a) Horton hereby indemnifies, to the extent of the consideration received for his SMTEK, Inc. capital stock, Buyer against any loss incurred by Buyer by reason of the incorrectness or breach of any of the representations or warranties set forth in this Article IV, and against all costs, liability, and expense (including, but not limited to attorney's fees) reasonably incurred by Buyer in defending any claim, action or proceedings arising by reason of the incorrectness or breach of any of the representations or warranties set forth in this Article IV, provided, however, that Buyer shall not incur substantial expense in defending any such claim until after it has afforded Horton notice and a reasonable opportunity himself to defend against such claim. Buyer shall not, however, be precluded from being separately represented in connection with any defense provided by Horton and shall be indemnified against the costs and expense of such representation.

       (b) Each Seller, to the extent of his or its knowledge following due and diligent inquiry and to the extent of the consideration received for his or its SMTEK, Inc. capital stock, hereby indemnifies Buyer against any loss incurred by Buyer by reason of the incorrectness or breach of any of the representations or warranties set forth in this Article IV, and against all costs, liability, and expense (including but not limited to attorneys' fees) reasonably incurred by Buyer in defending any claim, action or proceedings arising by reason of the incorrectness or breach of any of the representations or warranties set forth in this Article IV, provided, however, that Buyer shall not incur substantial expense in defending any such claim until after it has afforded each Seller notice and a reasonable opportunity themselves to defend against such claim. Buyer shall not, however, be precluded from being separately represented in connection with any defense provided by one or more Sellers and shall be indemnified against the costs and expense of such representation.


                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF BUYER

       5.01 CORPORATE STATUS. Buyer is a corporation duly organized and in good standing under the laws of the State of Delaware. Upon compliance with applicable securities laws and regulations, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of any charter, by-law, mortgage, lien, lease, agreement, instrument, order, judgment or decree to which Buyer is a party or by which Buyer is bound, and it will not violate any other restriction of any kind or character to which Buyer is subject. Buyer's Executive Committee of the Board of Directors has authorized negotiations with respect to the purchase of stock by Buyer reflected herein, which is subject to approval by Buyer's Board of Directors.

       5.02 APPROVAL BY BOARD OF DIRECTORS. Buyer agrees that it will, prior to the Closing





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Agreement for Purchase of Shares                                        Page 8.
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and in sufficient time to prepare the certificate called for in Section 6.03.1, call a special meeting of its Board of Directors within twenty (20) days after the execution of this Agreement for the purpose of submitting this Agreement to said directors for their approval or rejection.

         5.03 FINANCIAL STATEMENTS. Buyer has heretofore delivered to Sellers the audited financial statements covering the business and the operations of Buyer dated June 30, 1995, and said financial statements fairly represent the financial position of the Buyer as of the date thereof and the result of operations for the period covered by said statements. Buyer will deliver a copy of the Company's Form 10-K as filed with the Securities and Exchange Commission, together with unaudited financial statements for the period ended August 31, 1995.

         5.04 TITLE TO PROPERTIES. Buyer has good and marketable title to its properties and assets (including, without limitation, the assets reflected in the above described financial statements, except for obligations presented in the financial statements or as subsequently sold or otherwise disposed of in the ordinary course of business), free and clear of all claims, rights, restrictions, conditions, covenants, easements, liens and encumbrances, except the lien of property taxes not yet due, property and equipment which are subject to leases, and property and equipment which is subject to the terms and conditions of agreements with the Industrial Development Board for Northern Ireland as set forth in the Company's financial statements and public filings.

         5.05 TAXES AND TAX RETURNS.

         (a) Buyer has timely filed or caused to be timely filed all federal, state and local tax returns for income taxes, sales taxes, withholding and all payroll taxes, property taxes, and all other taxes of every kind whatsoever required by law to have been filed, and all such tax returns are complete and accurate. For the purpose of the preceding sentence, a return shall be deemed to be timely filed if it is filed after the date due but within any period allowed in an extension granted by any taxing authority.

         (b) Buyer has paid or caused to be paid all taxes which have become due, whether pursuant to said returns or pursuant to any assessments or otherwise, and there is no further liability (whether or not disclosed on such returns or assessments) for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth in the balance sheet and statements of operations referred to in Section 4.05(a) above.

         (c) The amounts set up as provisions for taxes on the balance sheet as of June 30, 1995, are sufficient for the payment of all unpaid federal, state, county and local taxes of Buyer accrued for or applicable to the period ended on such date and all years and periods prior thereto and for which Buyer may be liable in its own right or as transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity.

         5.06 LITIGATION. There are no material actions, suits or proceedings pending against





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Agreement for Purchase of Shares                                        Page 9.
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Buyer either in court or before any administrative board, agency or commission other than those listed in Schedule IV attached hereto.



                                   ARTICLE VI

         CLOSINGS, DELIVERY OF DOCUMENTS AND OTHER CONDITIONS PRECEDENT
                             TO CLOSING, AND ESCROW



         6.01 TIME AND PLACE OF FIRST CLOSING. The "First Closing" will take place at the offices of Strome, Susskind Securities L.P. at 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California, on the First Closing Date as defined in Section 2.01.

         6.02 DELIVERY OF DOCUMENTS BY SELLERS. On the First Closing Date, Sellers shall deliver the following:

         6.02.1 Sellers shall deliver to the Escrow Agent their shares of capital stock which are the subject of this Agreement, duly endorsed for transfer, with signature guaranteed thereon;

         6.02.2 Sellers shall deliver to Buyer at the Closing a certificate that the representations and warranties set forth in Article IV hereof are true and correct in all respects at and as of the First Closing Date;

         6.02.3 Sellers shall deliver to Buyer a supplement to Exhibit "A" attached hereto dated as at the First Closing Date indicating thereon any material additional contracts not referred to on Exhibit "A" together with copies of all contracts between SMTEK and third parties referred to in said supplement and Exhibit "A."

         6.02.4 Sellers shall deliver to Buyer the opinion, speaking and dated as of the First Closing Date, and automatically excluding any item from the
opinion as to which the Agreement permits exclusion, of              , Esq., as
legal counsel to the Sellers in form and substance satisfactory to Buyer and Buyer's counsel, Charles Linn Haslam, Esq., to the effect that:

       (a) SMTEK is duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power to own, lease and operate its properties and to carry on its business as then being conducted.

       (b) The issued and outstanding capital stock of SMTEK is as set forth herein; that all of the issued and outstanding shares are validly issued, fully paid and nonassessable, and that the Sellers are the owners of record of the stock which is the subject matter of the agreement.





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Agreement for Purchase of Shares                                       Page 10.
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       (c) Sellers have good and marketable title to their shares of capital stock sold herein with full right and power to transfer and sell said shares to Buyer, free and clear of all liens, encumbrances, restrictions, voting trusts, and claims.

       (d) There are no outstanding subscriptions, warrants or options for the purchase of shares of said capital stock or any securities convertible into or exchangeable for shares of said capital stock or any other commitments of any kind for the issuance of additional shares of said capital stock of SMTEK.

       (e) Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated hereby will constitute a breach of the Articles of Incorporation or By-Laws of SMTEK, or any evidence of indebtedness or covenant, or cause the breach, termination, or imposition of a penalty on the basis of any agreement to which it is a party.

       (f) Such counsel does not know of any action, suit, proceeding or claim pending or threatened against SMTEK, its property or business, or the transactions contemplated by this Agreement, except as set forth herein.

       (g) No consent, approval or other order of any governmental or administrative board or body is required for the execution and delivery by the Sellers of this Agreement and the exchange of the shares of capital stock of Sellers' corporations with Buyer pursuant hereto.

       6.03 DELIVERY OF DOCUMENTS BY BUYER. Buyer, on the First Closing Date, shall deliver to Sellers the following:

       6.03.1 Buyer shall deliver to Sellers a certified copy of the resolutions by its Board of Directors authorizing the transaction herein.

       6.03.2 Buyer shall deliver to Sellers the opinion, speaking and dated as of the First Closing Date, of Charles Linn Haslam, Secretary and Counsel of the Buyer to the effect that the representations made in Section 6.01 hereof are true and correct.

       6.04 CONDITIONS PRECEDENT TO FIRST CLOSING RELATING TO WARRANTIES AND REPRESENTATIONS BY SELLERS. The obligations of Buyer to perform this Agreement are subject to each and all of the conditions set forth herein, any one or more of which may, however, be waived in whole or in part by Buyer by written notice to that effect given to Sellers, provided that any such waiver shall not be construed as a waiver by Buyer of any action or remedy it may have at law or equity as a result of any breach by Sellers of any of the representations and warranties set forth in Articles III hereof.

       6.04.1 Sellers have performed each and all of their agreements as set forth herein and the


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Agreement for Purchase of Shares                                      Page 11.
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representations and warranties set forth in Article IV hereof shall be true and correct in all respects at and as of the closing date with the same effect as though the same had been made on and as of said date, and on the First Closing Date, Sellers shall deliver to Buyer a certification to such effect.

         6.04.2 There shall be no material defaults of SMTEK under any contract described in Schedule III attached hereto or the supplement referred to in
Section 6.02.3 hereof.

         6.04.3 Between the date of this Agreement and the First Closing Date, SMTEK shall have suffered no material loss by fire or other casualty whether or not covered by insurance; and at the First Closing Date there shall be no material action, suit or proceeding pending or threatened against SMTEK involving any single claim as to which the exposure, in excess of any applicable insurance coverage, exceeds Ten Thousand ($10,000.00) Dollars, or aggregate claims against SMTEK in the amount of Fifty Thousand ($50,000.00) Dollars, nor shall there be pending or threatened any court or administrative proceeding against consummation of the transaction contemplated herein and the Sellers agree to disclose any such matters (if they exist) to Buyer prior to or on the First Closing Date.

         6.04.4 ABSENCE OF ADVERSE CHANGES. Since the dates of the financial statements covering the business and the operations of SMTEK referred to in paragraph 4.02 hereof, Sellers warrant and represent that SMTEK

         (a) has not suffered any material adverse change in its business or financial affairs including, without limitation, previously booked but unfulfilled orders;

         (b) has conducted its business in the ordinary course and has not made any commitments, acquisitions, purchases or sales which were not directly related to the completion of contracts;

         (c) has not suffered any damage, destruction, claim or loss, whether or not covered by insurance, materially and adversely affecting their properties or business;

         (d) has not made any declaration or setting aside or payment of any dividend or other distribution in respect of their outstanding capital stock, or any direct or indirect redemption, purchase or others acquisition of any such stock;

         (e) has not made any reduction or increase in compensation, including bonuses, benefits and perquisites, payable to or to become payable to any of its officers or agents or any changes in employee benefit plans.

         There are no facts (either known to the Sellers or which due diligence would have disclosed) which are not set forth in this Agreement, its schedules, exhibits and other documents referred to herein and heretofore delivered to Buyer and which would have a material adverse





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Agreement for Purchase of Shares                                      Page 12.

effect on the operations of SMTEK.

         6.04.5 Between the date of the financial statements of SMTEK delivered to Buyer and the First Closing Date, there shall have been no material adverse change in the financial position or assets or business of SMTEK including, without limitation, previously booked but unfulfilled orders. The Sellers undertake and agree to disclose any such matters (if they exist) to Buyer prior to or on the First Closing Date.

         6.04.6 Buyer at its election may cause an audit of the books and records of SMTEK to be performed at Buyer's cost by an accounting firm selected by Buyer; provided, however, that such audit shall be completed and reported within fifteen (15) days of the date of execution of this Agreement. In such event, Sellers agree to cause all books, records and other material relevant to such audit to be made available to the auditor designated by Buyer and its duly appointed agent as required by said auditor during the business hours of SMTEK.

         6.04.7 Buyer shall have had the opportunity, with the cooperation of the Sellers, to conduct such review of the business and financial records, public records, and compliance of SMTEK with any and all applicable laws and regulations, as is required by the exercise of reasonable due diligence.

         6.05 CONDITIONS PRECEDENT TO CLOSING RELATING TO WARRANTIES AND REPRESENTATIONS BY BUYER. The obligations of Sellers to perform this Agreement are subject to each and all of the conditions set forth herein, any one or more of which may, however, be waived in whole or in part by Sellers by written notice to that effect given to Buyer, provided that any such waiver shall not be construed as a waiver by Sellers of any action they may have by law as a result of any breach by Buyer of any of the representations and warranties set forth in Article V hereof.

         6.05.1 Buyer shall have performed each and all of its agreements as set forth herein, and the representations and warranties set forth in Article V hereof shall be true and correct in all material respects at and as of the First Closing Date, with the same effect as though the same had been made on and as of such date. Buyer hereby indemnifies Sellers against any loss incurred by Sellers by reason of the incorrectness or breach of any of the representations or warranties set forth in Article V, and against all cost, liability and expense (including but not limited to attorney's fees) reasonably incurred by Sellers in bringing or defending any claim, action or proceedings arising by reason of the incorrectness or breach of any of the representations or warranties set forth in Article V.

         6.06 TIME AND PLACE OF SECOND CLOSING. The "Second Closing" will take place at the offices of Strome, Susskind Securities L.P. at l00 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California, on the Second Closing Date as defined in Section 3.01

         6.06.1 DELIVERY OF DOCUMENTS BY SELLERS AT THE SECOND CLOSING. In addition to the items specified in Sections 6.02 and 6.04 above, speaking to and as of the Second Closing Date,





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Agreement for Purchase of Shares                                      Page 13.

Sellers shall deliver to Buyer at the Second Closing a certificate setting forth the name of each bank in which SMTEK has an account and the names of all persons authorized to draw thereon or who have access thereto.

         6.06.2 In accordance with Buyer's instructions, all of the books and records of SMTEK including but not limited to the minute book, stock certificate book, ledgers, and tax returns as well as the corporate seal of SMTEK shall be delivered to Buyer.

         6.07 FAILURE OF A PARTY TO DELIVER DOCUMENTS OR CERTIFICATES AT A CLOSING. In the event that one party fails to deliver, or fails to deliver in satisfactory form, one or more of the required documents or certificates at the First or Second Closing, the other party may, at its election and in its sole discretion, decide either to permit the non-performing party to cure the defect after the Closing Date, or to waive the delivery of the specified document or certificate as a condition to the closing, or to declare the conditions to closing as not satisfied. In the event of the waiver of the condition, the performing party shall be entitled nonetheless to recover damages for any actual loss, if any, resulting from the non-performing party's failure to deliver the specified document or certificate or the breach of any warranties or representations previously made with respect to the same subject matter.


                                  ARTICLE VII

                 SURVIVAL OR REPRESENTATIONS; INDEMNIFICATIONS

         7.01 SURVIVAL OF REPRESENTATIONS. All representations and warranties made by any party in this Agreement, whenever given and including the indemnification specified in Section 4.15, shall survive the Closings and continue for a period of eighteen months after the Second Closing, other than those representations and warranties given with respect to claims of property damage which shall survive for thirty-six months, and those specified in
Section 4.04 which shall survive for the applicable statute of limitations period, including any waivers thereof.


                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

         8.01 CONDUCT OF BUSINESS PRIOR TO CLOSING. Between the date hereof and the closing date, except with the prior written consent of Buyer:

         8.01.1 SMTEK shall conduct its business only in the usual and ordinary course and the character of such business shall not be changed by SMTEK.

         8.01.2 SMTEK shall conduct its business so that there is no material change in the





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Agreement for Purchase of Shares                                      Page 14.

amount of any of the assets or liabilities as shown on the balance sheet.

         8.01.3 No change shall be made in the Articles of Incorporation or the By-Laws of SMTEK.

         8.01.4 No change shall be made in the authorized or issued shares of capital stock of SMTEK.

         8.01.5 No increase shall be made in the compensation, including bonuses, benefits and perquisites, paid or payable by SMTEK to any of its directors, officers, division or departments heads or agents, without prior approval by Buyer.

         8.01.6 No assets shall be sold by SMTEK except in the ordinary course of business and for good and sufficient consideration. In no event shall any fixed asset having a value of Five Thousand ($5,000.00) Dollars or more be sold by SMTEK.

         8.01.7 SMTEK shall not amend, terminate or change any material contract described in Section 3.09 hereof to which it is a party, without prior approval by Buyer.

         8.01.8 SMTEK shall not issue or sell any stock, bonds or other securities (within the meaning of the Securities Act of 1933, as amended).

         8.01.9 SMTEK shall not incur any obligation or liability (absolute or contingent) except current liabilities incurred in the ordinary course of business or obligations under contracts which are not described in Section 3.09 hereof.

         8.01.10 SMTEK shall not discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent), other than current liabilities shown on the balance sheets heretofore delivered and current liabilities incurred since that date in the ordinary course of business.

         8.01.11 SMTEK shall not make any payment or distribution to its shareholders or purchase or redeem any shares of its capital stock.

         8.01.12 SMTEK shall not mortgage, pledge or subject to lien or encumbrance any of its assets, tangible or intangible.

         8.01.13 SMTEK shall not cancel any debts or claims or waive any rights.

         8.01.14 SMTEK shall not sell, assign or transfer any patent or other intangible asset.

         8.01.15 SMTEK shall not adopt any profit sharing, pension or bonus plan.





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Agreement for Purchase of Shares                                      Page 15.

                                   ARTICLE IX

                              NO OTHER OBLIGATIONS



         9.01 NO OTHER OBLIGATIONS. Sellers and Buyer each represent and warrant that they have not incurred any obligations to any other party giving rise to any claim for commission or finders' fees arising out of this transaction which might be asserted against the other party. Buyer and Sellers, respectively, hereby agree to indemnify and hold harmless the other party from and against any claim, liability, loss, damage or expense (including attorneys' fees and legal expenses) arising out of or in respect of any commissions or brokerage fees of any party as a result of the execution of this Agreement For Purchase of Shares between the parties hereto.


                                   ARTICLE X

                                CONFIDENTIALITY

         10.01 CONFIDENTIAL INFORMATION. All parties to this Agreement have provided Confidential Information to permit consideration of the desirability and feasibility of the purchase of shares contemplated herein. The Confidential Information includes, without limitation, information relating to business plans, financial results and statements, markets, projected activities and results of operations, customers, contracts, backlog, and means, methods and processes of manufacture, capital structures and ownership of shares. The disclosure of Confidential Information, including the disclosure of this Agreement for the Purchase of Shares prior to the Closing in the absence of legal obligation for such disclosure, would result in serious harm or regulatory obligations for one or more of the parties. Accordingly, the parties hereto agree that Confidential Information, including this Agreement, shall be disclosed only to such personnel, legal counsel, and outside experts and advisors, as (l) reasonably need to know such information to advise in connection with the transaction contemplated herein, and (2) agree to respect and maintain the strict confidentiality of information disclosed which has not previously been placed in the public domain.

         10.02 INSIDE INFORMATION FOR PURPOSES OF SECURITIES REGULATION. All parties further agree that none of the Confidential Information or any other information provided will be used, or disclosed to others for use, in connection with purchasing, selling or trading in the securities of DDL Electronics, Inc. in any manner that is a violation of any applicable legal or regulatory restrictions, and all parties acknowledge a duty not to purchase, sell or trade in securities on the basis of any material "inside" information that is not publicly known.



                                   ARTICLE XI





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Agreement for Purchase of Shares                                      Page 16.

                                  BREAK-UP FEE

         11.01 BREAK-UP BY SELLERS. In the Event that Buyer is ready, willing and able to fulfill all of the conditions of the First Closing, and the Sellers fail to deliver their shares to the Escrow Agent, representing one-hundred percent (100%) of the authorized and outstanding shares of SMTEK, Inc. capital stock, each certificate duly endorsed for transfer, with signature guaranteed thereon as required by the provisions of this Agreement or, in the event that Buyer is ready, willing and able to fulfill all of the conditions of the Second Closing, and the Sellers fail to deliver the records required in Sections
6.06.1 and 6.06.2, Sellers shall pay to the Buyer the sum of Five Million U.S. Dollars ($5,000,000) as a break-up fee.

         11.02 BREAK-UP BY BUYER. In the event that Sellers are ready, willing and able to fulfill all of the conditions of the First Closing, and Buyer fails to deliver to the Escrow Agent One Million U.S. Dollars ($1,000,000) in immediately available funds as required by the provisions of this Agreement or, in the event that Sellers are ready, willing and able to fulfill all of the conditions of the Second Closing, and the Buyer fails to deliver to the Escrow Agent the balance of the purchase price for the shares, Buyer shall pay to the Sellers the sum of One Million U.S. Dollars ($1,000,000) as a break up fee.


                                  ARTICLE XII

                                 MISCELLANEOUS

         12.01 FREE ACCESS. Between the date of execution hereof and the closing date, Buyer's representatives shall be given full access to SMTEK's books of accounts, minute books, and reports, as well as reasonable access to SMTEK's corporate officers.

         12.02 EXPENSES. Whether or not the transactions contemplated hereby are consummated, Sellers and Buyer agree to pay all their own expenses (including attorneys' fees incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect).

         12.03 NOTICES. Any notice, request, instruction or other document deemed by either party to be necessary or desirable to be given to the other party shall be in writing and shall be mailed by registered mail or certified mail, postage prepaid, with return receipt requested, addressed as follows:

         If to Buyer:     Don A. Raig, President
                          DDL Electronics, Inc.
                          7320 S.W. Hunziker Road - Suite 300
                          Tigard, Oregon 97223-2302





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Agreement for Purchase of Shares                                      Page 17.

                          Charles Linn Haslam, Esq.
                          4620 Sedgwick Street, N.W.
                          Washington, D.C. 20016

         If to Sellers:   Gregory Horton, President
                          SMTEK, Inc.
                          2151 Anchor Court
                          Newbury Park, California 91320

                          Thomas F. Clark
                          280 South Beverly Drive - Suite 207
                          Beverly Hills, California 90212

                          Saul Reiss, Esq.
                          280 South Beverly Drive - Suite 207
                          Beverly Hills, California 90212

         The persons and addresses to which mailings may be made may be changed from time to time by a notice mailed as aforesaid.

         12.04 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between them relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants or conditions, express or implied, whether by statute or otherwise, other than as set forth herein, have been made by either Buyer or Sellers. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition of this Agreement. This Agreement cannot be changed or terminated orally.

         12.05 GOVERNING LAW. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware.

         12.06 BINDING ON SUCCESSORS. All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

         12.07 TITLES. The titles of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. When the context so requires in this Agreement the masculine gender includes the feminine and/or neuter and the singular number includes the plural.

         12.08 COUNTERPARTS. This Agreement may be executed in one or more counterparts,





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Agreement for Purchase of Shares                                      Page 18.

each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

         12.09 SEVERABILITY. The unenforceability or invalidity of any paragraph or subparagraph of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

DDL ELECTRONICS, INC. (Corporate Seal)        ATTEST:



--------------------------------              --------------------------------
By:   Don A. Raig                             By:    Charles Linn Haslam
      President                                      Secretary

SMTEK, INC.                    (Corporate Seal)




--------------------------------              --------------------------------
By:   Gregory L. Horton                       GREGORY L. HORTON
      President                               Individual

ATTEST:


--------------------------------
      Secretary




--------------------------------              --------------------------------
GEORGE BRIMHALL                               THOMAS L. CLARK




--------------------------------              --------------------------------
LYNN STRATFORD                                LELAND BUTTLE





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Agreement for Purchase of Shares                                      Page 19.

--------------------------------              --------------------------------
STRATFORD FREEDOM TRUST                       BAY VIEW CONSTRUCTION
By:                                           By:




--------------------------------              --------------------------------
STRATFORD INVESTMENTS                         STUART SIEGEL
By:                                           By:





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Agreement for Purchase of Shares                                      Page 20.